UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09613

Legg Mason Investment Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Investment Commentary and

Annual Repor t

Legg Mason Capital Management

Opportunity Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Opportunity Trust

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Legg Mason Capital Management Opportunity Trust remains well positioned for the continuation of the recovery that we have witnessed over the past few years. In our opinion, expectations for economically sensitive or highly levered companies are still way too low. We have sought to take advantage of this pessimism by increasing the Fund’s exposure to areas that we believe will benefit most from continued recovery. We nearly doubled the Information Technology weight in the third quarter as the valuations became too compressed on concerns about the cyclical slowdown. We have also maintained the Fund’s large exposure to Financials, which, despite attractive valuations and the favorable environment, are the most under-owned group in the market. We believe Financials should post the strongest earnings growth of any sector in 2011, accounting for over a third of the market’s total growth. Historically, these have been very good circumstances for Financials to resume their outperformance, which bodes well for the Fund.

We think the outlook for equities remains positive and the odds favor another strong year of returns despite the market’s recent strength. Valuations are still quite low, both on an absolute and relative basis. The economy appears to be gathering strength, many corporations are flush with cash, and there have been notable improvements in corporations’ willingness to spend, as evidenced by the increase in merger and acquisition activity. Interestingly, the retail investor has yet to return to U.S. equities but, in our opinion, that may also turn soon. The Fund continues to be positioned for a recovery and should do well in such an environment.

I ordinarily write a more extensive market outlook to include with our shareholder reports, but this time I thought you would enjoy reading a commentary recently completed by my long-time colleague David Nelson. David’s piece is comprehensive and well written (likely better than anything I could write) and it is consistent with my outlook for 2011.

As always, we appreciate your support and welcome your comments.

Bill Miller, CFA

January 19, 2011

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Opportunity Trust	III

We Think U.S. Stocks Are the Place to Be in 2011

Investor enthusiasm over the extension of the Bush tax cuts coupled with signs that the economic recovery is gaining traction powered the S&P 500 Indexi (the “Index”) to its best showing in December since 1991. The Index’s year-end sprint capped a 24.24% rally from its mid-year low on July 2nd, allowing the Index to post a highly respectable return of 15.06% for all of 2010.

	Total Returnsii as of December 31, 2010
	1 month	3 months	12 months
S&P 500 Index	6.68%	10.76%	15.06%
Dow Jones Industrial Average (“DJIA”)iii	5.33%	8.04%	14.06%
NASDAQ Composite Indexiv	6.29%	12.34%	18.15%
S&P MidCap 400 Index[v]	6.55%	13.50%	26.64%
Russell 2000 Indexvi	7.94%	16.25%	26.85%
Dow Jones U.S. Total Stock Market Indexvii	6.82%	11.67%	17.51%
S&P 100 Indexviii	6.97%	10.55%	12.51%
Russell 1000 Growth Indexix	5.51%	11.83%	16.71%
Russell 1000 Value Index[x]	7.89%	10.54%	15.51%

Past performance is no guarantee of future results. This table is for illustrative purposes only. Please note that an investor cannot directly invest in an index.

Our former colleague, Ray DeVoe, who penned the enormously entertaining and informative DeVoe Report for Legg Mason Wood Walker, Incorporated, for many years, used to say, “If one of your forecasts ever turns out to be right, don’t ever let anyone forget it.” In that spirit, we note that the Index closed the year at 1257.64, finishing 2010 at the lower end of our often-repeated target range of 1250 to 1350. That makes us two-for-two, as we forecast a 25% to 30% rise in the Index in 2009 and the Index obliged us by rising 26.46%. We shall see if we can make it three-for-three in

2011. We continue to be bullish on the market, by the way, a subject upon which we will elaborate shortly.

Neither our 2009 nor our 2010 market forecasts looked very promising early in their respective forecast years. In 2009, the Index plunged nearly 25% to start the year, before bottoming in early March and soaring 67.8% to post a net gain of over 25%. In 2010, the Index got off to another disappointing start, as a 3.6% decline in January suggested — according to the traditionally reliable “January Barometer” which posits that as January goes, so goes the year — that 2010 might be a down year in the market. From there, the Index rallied into mid-April, before plunging 15.6% to a mid-year low, then finally rallying sharply in the second half of the year to post a total return over 15%.

Our point in recounting the markets’ ups and downs over the last two years is that even if 2011 turns out to be another good year for stocks — which we think it will — it will not necessarily be an easy year, as 2009 and 2010 certainly were not. If events unfold as we now expect, 2011 should end up being another year of solid gains in the U.S. equity market, albeit one likely marked by sharp corrections which will test investors’ patience, courage and conviction. When all is said and done, we think the Index could end 2011 in the range of 1400 to 1450, with the odds being about equal that the Index will finish above that range as below.

We are not alone in our bullish assessment of prospects for 2011. In fact, the bullish camp has become uncomfortably crowded in the last month or two. A December 20, 2010 Barron’s survey of ten prominent market strategists and investment managers elicited 2011 Index year-end targets ranging from a low of 1250 (from Doug Cliggott of Credit Suisse) to a high of 1450 (from David Kostin of Goldman Sachs),

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management Opportunity Trust

Investment commentary (cont’d)

averaging 1373.25, roughly 9% higher than 2010’s final level. Following the extension of the Bush tax cuts for two years, market expectations for 2011 have become even more ebullient. In fact, of the strategists whose year ahead outlook pieces have recently crossed our desk, only Morgan Stanley’s U.S. Equity Strategist Adam Parker is looking for a down year in 2011, with a year-end target of 1238. In contrast, Deutsche Bank’s Binky Chadha’s year-end 2011 target is 1550. JPMorgan’s Tom Lee is at 1425. Collins Stewart’s Tony Dwyer is at 1500, as is veteran market strategist Byron Wien of Blackstone Group. The average of all fifteen of those forecasts is 1396.36, which is entirely reasonable in our view.

Veteran market technicians John Mendelson (Potomac Research Group) and Bob Farrell (Farrell Advisory Associates LLC) both identified the recent rise in bullish investor sentiment as a short-term market negative, suggesting that when sentiment has become this one-sided in the past, a market correction was usually in the offing. Mendelson, who regularly emphasizes that his sentiment work only tracks what investors do, not what they say, cautioned in mid-December that the Arms Index (“TRIN”)xi was registering a bearishly low five-day average reading of 0.53, indicating strong buying and a dearth of selling. In contrast, the TRIN’s five-day average at the Index’s mid-year low on July 2nd was 2.30, indicating enormous selling pressure and little buying. The TRIN’s recent low reading coupled with the low level of put buying as measured by the CBOE put/call ratioxii suggests to Mendelson that the market is due for a pullback to dampen investor enthusiasm.

The risk of a short-term market correction notwithstanding, the historical record of market performance in the third year of a presidential election cycle strongly suggests that 2011 could be a very good year for stocks. One has to go all the way back to 1939 to find a pre-presidential election year in which the Index declined. The Index was dead flat in 1947 and all other pre-presidential election years have been up since 1939, averaging a price-only gain of 17.3% (including 1947). Why the market tends to be so strong in the third year of a presidential election cycle is the subject of much debate. The best explanation we have seen is based on the politics of mid-term elections. In a September 1, 2010 piece entitled “Equities and the Mid-Term Election,” Deutsche Bank’s Chief Strategist Binky Chadha noted that the incumbent party has lost House seats in 85% of the mid-term elections since 1930, while losing Senate seats 70% of the time. Chadha postulated that these mid-term losses cause the incumbent party to govern more toward the political center — a shift usually favored by investors — in order to position themselves to retain the White House and regain congressional seats in the next election cycle. This reasoning has the ring of truth this year, as President Obama’s move toward the center has been well-received by the stock market. Whatever the reason, the historical pattern has been impressively consistent. A 17.3% gain in 2011 would put the Index at about 1475 by year end.

Outlook

With the economy showing clear signs that the recovery is gaining traction, corporate earnings continuing to surprise on the upside and equity valuation levels quite attractive, we think the burden of proof is now on the bears as to why 2011 should not be a good year for U.S. stocks. That is not to say that we won’t have corrections along the way. We certainly will. It also doesn’t say that investors still don’t have plenty of things about which to worry. They clearly do. But, on balance, we believe the good will far outweigh the bad in 2011 and stocks will, in our judgment, make solid upward progress, with the Index more likely than not closing the year above 1400.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Opportunity Trust	V

The ADP employment report released on January 5, 2011 showing that companies boosted payrolls by 297,000 in December is the latest in a series of data points that suggests the economy is picking up steam. Improving employment trends are hugely important for both real and psychological reasons. Healthy job growth boosts consumer and business confidence leading to a greater willingness to spend on the part of the consumer and hire on the part of businesses. Job growth also fuels the income gains that generate increased consumer spending. The ADP employment gain of 297,000 was far above even the most optimistic estimate in a recent Bloomberg News survey and suggests that this Friday’s (January 7, 2011) labor department report will show similarly strong employment growth and a possible drop in the unemployment rate to 9.7%.

In addition to the strong employment report, economists on Wall Street and in academia are finding more reasons to be cheerful about the outlook for 2011. As a December 24, 2010 New York Times article noted, “Retail sales, industrial production and factory orders are on the upswing, and new claims for unemployment benefits are trending downward.” Despite persistently high unemployment, consumer confidence is improving, large corporations are reporting healthy profits and the stock market has been making a series of new recovery highs.

The tipping point for a number of economists who have previously had somewhat more muted expectations for 2011 appears to be the tax-cut compromise forged in the lame-duck congressional session in December. For example, a previously cautious Jan Hatzius, Goldman Sachs’ chief U.S. economist, raised his forecast of 2011 real U.S. gross domestic product (“GDP”)xiii growth to 4% following the year-end tax deal. Another prominent economist, Mark Zandi of Moody’s Economy.com, predicted in the aforementioned New York Times piece that the economy would be “off and running” in 2011. “The policy response, in its totality, has been very aggressive,” Zandi said, “and I think ensures that the recovery will evolve into a self-sustaining expansion early in 2011.”

In our opinion, credit market conditions also seem conducive to economic expansion. Credit spreads are generally behaving well and the HSBC Financial Clog Indexxiv has retreated back to its early November level after spiking up in early December. Finally, for the first time since 1997, Standard & Poor’s recorded more credit upgrades than downgrades in 2010, providing further evidence that credit markets are healing.

Federal Reserve Board (“Fed”)xv policy also seems likely to remain accommodative for much, if not all, of 2011. Recently released minutes of the Fed’s December 14th meeting indicate that neither the December rise in ten-year U.S. Treasury rates nor the brightening economic outlook were likely to deter the Fed from completing its previously-announced $600 billion asset purchase program. The consensus among Fed members seemed to be that interest rates were rising mostly because the economy was getting stronger, as they hoped it would, but not strong enough to change policy course. According to the minutes, “while the economic outlook was seen as improving, members generally felt that the change in the outlook was not sufficient to warrant any adjustments to the asset-purchase program. . . .”

On the all-important question of valuation, our internal discounted cash flow (“DCF”) model estimates fair value for the Index today to be about 1565. We derive this figure by growing Standard & Poor’s estimate of consensus trailing operating earnings ($83.67) by 6% long-term and discounting the resulting cash flows by 7.96% (3.46%

The Investment Commentary is not a part of the Annual Report.

VI	Legg Mason Capital Management Opportunity Trust

Investment commentary (cont’d)

ten-year Treasury + 4.50% equity risk premium). If Standard & Poor’s bottom-up consensus estimate for the Index for 2011 of $94.79 turns out to be right, the Index’s fair value could grow to over 1750 by year end. Based upon our work, we believe the Index currently sells at about a 20% to 25% discount to fair value and, therefore, offers buyers, in aggregate, a significant margin of safety as compensation for the increased volatility that equity ownership entails.

As to what could potentially impede or derail our bullish outlook for 2011, in addition to the risks posed by rising interest rates, oil prices over $100 per barrel, a possible economic slowdown in China or a re-escalation of the sovereign debt crisis in Europe, we would offer two candidates: (1) turmoil in the municipal bond market arising from the gaping budget deficits in a number of prominent states and municipalities, and (2) failure by Congress to address the long-term structural imbalance in the federal budget.

Meredith Whitney, who gained notoriety in 2007 when she correctly predicted Citigroup would cut its dividend, has made recent headlines by predicting on CBS News’ “60 Minutes” that there will be between fifty and one hundred “significant” municipal bond defaults in 2011, totaling “hundreds of billions” of dollars. With all due respect to Ms. Whitney, we believe that such a spate of municipal defaults is highly unlikely and diverts attention from the states’ and municipalities’ real problem, which, in most cases, is massive pension and health care liabilities. According to Fitch Ratings, debt levels for most state and local governments are relatively low, representing a comparatively small part of their budgets. Thus, defaulting on their debt would be foolish, as it would do them little good. What states and municipalities must do, and what could potentially roil the municipal bond market while it is happening, is address the gold-plated pension and health care benefits that state and local legislators have promised public sector unions over the years in exchange for their votes. It will likely take a taxpayer revolt to accomplish this, assuming it can be done even then, and it won’t be pretty to watch.

Making the structural changes necessary to close the U.S.’s long-term budget deficit will require common sense, compromise and statesmanship, attributes which are currently in short supply in the U.S. Congress. President Obama’s bi-partisan deficit commission made some sensible recommendations, it seems to us, which could have been the starting point for further discussion. So far, they appear to have been largely ignored. If it were up to us, we’d start by simplifying the tax code, lowering both corporate and individual tax rates and eliminating many of the “tax expenditures” that have so bastardized the code. Next, we would cut the defense budget, but we’re not sure exactly where, because everyone has to share in the pain. The final battle ground would be entitlements. Of those, social security would be comparatively easy to fix economically, but much tougher politically. Economically, a two- or three-year rise in the retirement age over the next twenty to thirty years, together with means-testing benefits and indexing them to prices instead of wages, would go a long way to making the system solvent, in our view. Getting senior citizens to agree to that is another matter.

By far the toughest battle will be over controlling health care costs. We don’t have an answer for that one, except to say that the current system isn’t working. ObamaCare looks like a catastrophe to us because it will dramatically increase overall costs, while failing to address all the perverse incentives in the current system. A workable hybrid public-private system would be our

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Opportunity Trust	VII

preference, but we may ultimately have to evolve toward some form of nationalized health care system, complete with rationing, which is where every other developed country has ended up. It will certainly be interesting to watch and we can only hope for the best.

David E. Nelson, CFA

January 6, 2011

The views expressed in this commentary reflect those solely of the portfolio manager and David E. Nelson as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	Source: Wilshire, Russell®, NASDAQ® via Bloomberg, S&P via Bloomberg.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii	The Dow Jones U.S. Total Stock Market Index measures the performance of all U.S. equity securities with readily available prices.

viii	The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

ix

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Arms Index (“TRIN”) indicates when the market is deeply overbought or oversold. It compares the relation of advancing issues to declining issues (stocks up at least a penny on the day versus stocks that have declined at least a penny), as well as the relation of advancing volume to the declining volume (the total volume of all stocks that closed higher on the day versus the total volume of all stocks that closed lower).

xii

The CBOE put/call ratio is a ratio comparing the volume of put options to the volume of call options traded on the Chicago Board Options Exchange (“CBOE”). It is often used as an indicator of market confidence; when the ratio is high (above 1.00) the profusion of put options suggests investors expect the market to go down. Conversely, a low number (below 1.00) suggests investors expect the market to go up based on the volume of call options.

xiii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

xiv

The HSBC Financial Clog Index represents an aggregate level of stress in the U.S. financial system by measuring the following: volatility in equity markets, credit conditions in short-term money markets, mortgage agency credit spread and the risk of default among financial institutions.

xv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

The Investment Commentary is not a part of the Annual Report.

December 31, 2010

Annual Repor t

Legg Mason Capital Management

Opportunity Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	1

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Opportunity Trust for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting

Chairman

February 9, 2011

2	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. The Fund’s adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The Fund may invest in U.S. and foreign equity and fixed-income securities, derivatives and other financial instruments including, but not limited to, private equity and hedge funds. The Fund may also engage to a substantial degree in short sales and can borrow money for investment purposes in amounts up to 10% of its net assets.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets seesawed over the past year as investors weathered a raft of negative developments in the first half of the year before stocks regained their footing and finished the year strongly. More specifically, momentum in U.S. equities from 2009 was cut short in the second quarter of 2010 as negative unemployment data, an increasingly strained sovereign debt situation in Europe, a massive oil spill in the Gulf of Mexico and a surprising regulatory assault on Goldman Sachs dampened investor enthusiasm. May’s “flash crash” further compounded investors’ unease and hesitancy to buy stocks. The equity market bottomed in early July before rallying again on better-than-expected corporate profits and important political and regulatory developments. First, the Federal Reserve Board (“Fed”)i announced a $600 billion asset purchase plan widely called “QE2,” or the Fed’s second round of quantitative easing. Investors came to interpret the Fed’s accommodative stance as a put option on the equity market, since the Fed said that inflation was short of their target while unemployment was too high. Shortly thereafter, the mid-term elections put Republicans into the majority in the House of Representatives and all but wiped out a substantial Democratic majority in the Senate. That development augured well for stocks over the intermediate term as investors expected less regulatory activity in the coming congressional session. Finally, a compromise in Congress’ post-election session extended tax cuts enacted by former President Bush for two years, powering markets in December to their best monthly gain since 1991. Many December investor commentaries were bullish on stocks for 2011 and conveyed optimism that the market still had room to run in the new year.

Q. How did we respond to these changing market conditions?

A. While the market fluctuated during 2010 alongside the world’s contentious debate about the sustainability of the ongoing global economic recovery, we steadfastly believed that the market’s path of least resistance was to the upside. We took the opportunity to increase our exposure to Information Technology (“IT”), as we believe that many IT companies have very attractive business models, with high returns on capital, cash generation and growth. Given that IT valuations reached such extreme levels at the height of the Internet bubble, valuations have been in secular decline for over a decade. Most analysts who cover the companies are currently obsessed with “the cycle” rather than focused on the long-term intrinsic value of the companies. This creates the opportunity to buy some of these companies at what we believe to be extremely attractive valuations, and we took advantage to add companies like Teradyne Inc., Seagate Technology PLC, Micron Technology Inc. and Research In Motion Ltd. The net portfolio effect of this move was to increase the Fund’s weight in IT from 7.9% as of the first quarter, a roughly ten percentage point underweight to the S&P 500 Indexii (the “Index”), to an 18.8% position at year’s end that is roughly on par with the Index’s weight.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	3

We also maintained the Fund’s overweight position in Financials. Financials, as a group, on both an absolute and relative basis, had not been as cheap since the early 1990s. After the early ‘90s, they rose seven-fold and significantly outperformed the market. Beginning in early August and continuing through mid-November, the KBW Bank Indexiii traded at 95% of book value, a level never seen before the financial crisis. With a steep yield curveiv, less regulatory uncertainty and dropping credit costs all bullish for financial names, we added to positions in MGIC Investment Corp., business development company (“BDC”) Ares Capital Corp. and Genworth Financial Inc. (Class A Shares), among others. In addition, we established new positions in southern regional bank Synovus Financial Corp. and BDC Solar Capital Ltd.

To hedge some of the overall market volatility in the market and the Fund, we shorted the euro and the yen by executing several forward currency contracts. Overall, these derivatives contributed to performance for the period.

Performance review

For the twelve months ended December 31, 2010, Class C shares of Legg Mason Capital Management Opportunity Trust, excluding sales charges, returned 16.61%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 15.06% over the same time frame. The Lipper Mid-Cap Core Funds Category Average1 returned 22.87% for the same period.

PERFORMANCE SNAPSHOT as of December 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Capital Management Opportunity Trust:
Class A	26.61%	17.44%
Class C	26.09%	16.61%
Class R	26.46%	17.04%
Class FI	26.48%	17.24%
Class I	26.75%	17.75%
S&P 500 Index	23.27%	15.06%
Lipper Mid-Cap Core Funds Category Average[1]	26.86%	22.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 412 funds for the six-month period and among the 407 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.84%, 2.59%, 2.24%, 1.98% and 1.53%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On a sector basis, our performance was led by our positive security selection decisions in the Industrials, Financials and IT realms. In Industrials and IT, we maintained market weights in the portfolio but achieved returns well above the benchmark, while our overweight in Financials was paired with stock picks that beat the benchmark’s return. We also benefited from being underweight the Health Care sector which solidly underperformed the benchmark. In Industrials, the newly-formed United Continental Holdings Inc. (built out of a merger between the airlines United and Continental) was the portfolio’s top contributor during the period as the company benefited from capacity reductions among airline competitors in taking advantage of the economic recovery. This merger, along with others, should help the airlines to continue to be rational with supply in the face of an expanding recovery. In Financials, Citigroup Inc. led the way as the government’s exit from the company’s common stock, in addition to the broader economy’s continued resurgence and improved credit conditions, powered up shares in the financial giant. Lastly, open-source software and services provider Red Hat Inc. led the Fund’s IT names. The company’s business performance was strong and the stock benefited from a bidding war between Hewlett-Packard and Dell for a small cloud-com puting firm that highlighted Red Hat’s strategic value as a key cloud computing enabler.

Q. What were the leading detractors from performance?

A. The portfolio’s top equity detractors during the period were Level 3 Communications Inc., Assured Guaranty Ltd. and Clearwire Corp. (Class A Shares). Level 3 was struck by poor financial results in the first three quarters of the year that led the Telecommunication Services (“Telecom”) provider to forecast negative cash flow both in 2010 and in 2011. The deterioration in the company’s business led us to exit the position in October. Assured had a volatile year, being crushed during the second quarter as investors grew anxious that municipalities’ budget shortfalls would impair their ability to pay their debts, meaning big payouts from Assured to insured bondholders. By the third quarter, things improved as investors cheered better-than-expected operating profits on the heels of the company’s acquisition of a competitor. However, the stock dropped again in the fourth quarter as Standard & Poor’s lowered its counterparty credit and financial strength ratings on the company. Shares of Clearwire came under pressure throughout the year as investors grew fearful of the company’s funding issues. While the company was able to secure approximately $1.4 billion in a debt and convertible equity raise in early December, none of the company’s strategic partners participated in the capital raise, and relations with their largest holder and partner Sprint have appeared strained.

Q. Where there any significant changes to the Fund during the reporting period?

A. We initiated twenty-two new positions during the year while eliminating eighteen holdings for a net move of four additional holdings, bringing the Fund’s total names

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	5

to fifty-three. The Fund’s top ten holdings declined to approximately 43% of the portfolio from approximately 45% in the prior year.

During the period, the Fund’s largest new additions were concentrated in IT names, including semiconductor makers Micron, digital media delivery provider DG FastChannel Inc. and mobile device maker Research In Motion. In addition, the Fund swapped Bank of America Corp. common stock for the Financials firm’s warrants. The Fund became an owner of United Continental Holdings as a result of the merger between United and Continental.

In addition, the Fund initiated positions in two Industrials and five IT names and made smaller moves in other sectors. In Industrials, the Fund initiated positions in wind turbine maker Broadwind Energy Inc. and US Airways Group Inc. In IT, the Fund bought Telecom firm Clearwire, silicon wafer producer MEMC Electronic Materials Inc., semiconductor manufacturers Integrated Device Technology Inc. and Teradyne, and rigid disk-drive producer Seagate Technology. In addition, the Fund bought shares of BDC Solar Capital, foreign-exchange trading provider FXCM Inc. (Class A Shares), medical device maker Boston Scientific Corp. and natural-gas laden Chesapeake Energy Corp. The Fund also participated in the initial public offerings of General Motors Co., E-Commerce China Dang-Dang and Youku.com, although we exited our positions in Chinese online commerce names Dang-Dang and Youku shortly thereafter. The Fund moved in and then out of positions in for-profit educator Corinthian Colleges and regional bank First Interstate BancSystem.

The portfolio exited sizable positions in Bank of America common stock and Telecom provider Level 3, in addition to sales of five other Financials names and small groups of Health Care and IT names, among other sales. The portfolio sold Financials stocks including financial services group Prudential Financial Inc., Pennymac Mortgage Investment Trust, insurer AFLAC Inc., preferred shares of regional bank Fifth Third Bancorp and student loan group SLM Corp. IT names leaving the portfolio included multimedia software group Convera Corp. and online search portal Yahoo! Inc. In Health Care, the portfolio sold managed health care benefit and product provider Health Net Inc. and pharmaceutical name Human Genome Sciences Inc. Other eliminated positions included casino gaming systems maker International Game Technology and homebuilder Ryland Group Inc.

Thank you for your investment in Legg Mason Capital Management Opportunity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, Inc.

January 20, 2011

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and futures, can be

6	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Fund overview (cont’d)

illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The adviser’s investment style may become out of favor and/or the adviser’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Assured Guaranty Ltd. (5.3%), Eastman Kodak Co. (5.1%), United Continental Holdings Inc. (4.7%), Sprint Nextel Corp. (4.6%), AES Corp. (4.3%), Citigroup Inc. (4.1%), Ellington Financial LLC (3.9%), Genworth Financial Inc., Class A Shares (3.8%), Hartford Financial Services Group Inc. (3.8%) and MGIC Investment Corp. (3.6%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Financials (33.9%), Information Technology (20.7%), Consumer Discretionary (18.6%), Telecommunication Services (9.6%) and Industrials (9.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
iii	The KBW Bank Index is an economic index consisting of the stocks of twenty-four banking companies. The Index serves as a benchmark of the banking sector.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	26.61%	$1,000.00	$1,266.10	1.34%	$7.65	Class A	5.00%	$1,000.00	$1,018.45	1.34%	$6.82
Class C	26.09	1,000.00	1,260.90	2.11	12.02	Class C	5.00	1,000.00	1,014.57	2.11	10.71
Class R	26.46	1,000.00	1,264.60	1.70	9.70	Class R	5.00	1,000.00	1,016.64	1.70	8.64
Class FI	26.48	1,000.00	1,264.80	1.53	8.73	Class FI	5.00	1,000.00	1,017.49	1.53	7.78
Class I	26.75	1,000.00	1,267.50	1.02	5.83	Class I	5.00	1,000.00	1,020.06	1.02	5.19

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements. In the absence of compensating balance arrangements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 12/31/10	17.44%	16.61%	17.04%	17.24%	17.75%
Five Years Ended 12/31/10	N/A	-3.83	N/A	-3.24	-2.81
Ten Years Ended 12/31/10	N/A	3.75	N/A	N/A	4.83
Inception* through 12/31/10	54.29	3.24	-7.42	0.22	4.04

With sales charges[2]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 12/31/10	10.69%	15.61%	17.04%	17.24%	17.75%
Five Years Ended 12/31/10	N/A	-3.83	N/A	-3.24	-2.81
Ten Years Ended 12/31/10	N/A	3.75	N/A	N/A	4.83
Inception* through 12/31/10	49.55	3.24	-7.42	0.22	4.04

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/10)	128.63%
Class C (12/31/00 through 12/31/10)	44.49
Class R (Inception date of 12/28/06 through 12/31/10)	-26.59
Class FI (Inception date of 2/13/04 through 12/31/10)	1.55
Class I (12/31/00 through 12/31/10)	60.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, FI and I shares are February 3, 2009, December 30, 1999, December 28, 2006, February 13, 2004 and June 26, 2000, respectively.

10	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — February 3, 2009 - December 2010

Value of $10,000 invested in

Class C Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — December 2000 - December 2010

Value of $1,000,000 invested in

Class R Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — December 28, 2006 - December 2010

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	11

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — February 13, 2004 - December 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class R, FI and I shares of Legg Mason Capital Management Opportunity Trust on February 3, 2009 (commencement of operations), December 31, 2000, December 28, 2006 (commencement of operations), February 13, 2004 (commencement of operations) and December 31, 2000, respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Schedule of investments

December 31, 2010

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Common Stocks — 103.2%
Consumer Discretionary — 18.6%
Automobiles — 0.8%
General Motors Co.	433,700	$15,986,182	*
Hotels, Restaurants & Leisure — 4.0%
Boyd Gaming Corp.	4,500,000	47,700,000	*(a)
MGM Resorts International	2,000,000	29,700,000	*
Total Hotels, Restaurants & Leisure		77,400,000
Household Durables — 3.4%
Lennar Corp., Class A Shares	2,300,000	43,125,000
Pulte Homes Inc.	3,100,000	23,312,000	*
Total Household Durables		66,437,000
Internet & Catalog Retail — 5.3%
Amazon.com Inc.	225,000	40,500,000	*(b)
Expedia Inc.	2,550,000	63,979,500	(c)
Total Internet & Catalog Retail		104,479,500
Leisure Equipment & Products — 5.1%
Eastman Kodak Co.	18,500,000	99,160,000	*(a)(c)
Total Consumer Discretionary		363,462,682
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Chesapeake Energy Corp.	650,000	16,841,500
Financials — 33.9%
Capital Markets — 8.1%
Apollo Investment Corp.	1,521,224	16,839,950
Ares Capital Corp.	2,236,214	36,852,807
Ellington Financial LLC	3,388,890	75,368,913	(a)
FXCM Inc., Class A Shares	250,000	3,312,500	*
Solar Capital Ltd.	1,014,535	25,140,177
Total Capital Markets		157,514,347
Commercial Banks — 2.0%
Synovus Financial Corp.	15,000,000	39,600,000
Diversified Financial Services — 4.1%
Citigroup Inc.	17,000,000	80,410,000	*(c)
Insurance — 16.0%
Assured Guaranty Ltd.	5,900,000	104,430,000	(c)
Genworth Financial Inc., Class A Shares	5,700,000	74,898,000	*(c)
Hartford Financial Services Group Inc.	2,800,000	74,172,000
XL Group PLC	2,652,326	57,873,754
Total Insurance		311,373,754

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	13

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Financials — continued
Real Estate Management & Development — 0.1%
Domus Co. Investment Holdings LLC	95,000,000	$2,631,500	(d)(e)(f)
Thrifts & Mortgage Finance — 3.6%
MGIC Investment Corp.	6,900,000	70,311,000	*(c)
Total Financials		661,840,601
Health Care — 2.6%
Biotechnology — 0.3%
Mannkind Corp.	800,000	6,448,000	*
Health Care Equipment & Supplies — 1.3%
Boston Scientific Corp.	3,200,500	24,227,785	*
Health Care Providers & Services — 1.0%
CIGNA Corp.	550,000	20,163,000
Total Health Care		50,838,785
Industrials — 9.2%
Airlines — 9.0%
Delta Air Lines Inc.	3,148,716	39,673,822	*
United Continental Holdings Inc.	3,850,000	91,707,000	*(c)
US Airways Group Inc.	4,384,012	43,883,960	*
Total Airlines		175,264,782
Electrical Equipment — 0.2%
Broadwind Energy Inc.	2,275,200	5,255,712	*
Total Industrials		180,520,494
Information Technology — 18.8%
Communications Equipment — 4.7%
DG FastChannel Inc.	1,600,000	46,208,000	*(a)
Research In Motion Ltd.	800,000	46,504,000	*
Total Communications Equipment		92,712,000
Computers & Peripherals — 0.9%
Seagate Technology PLC	1,100,000	16,533,000	*
Internet Software & Services — 3.6%
Market Leader Inc.	4,513,007	7,942,892	*(a)
Monster Worldwide Inc.	2,600,000	61,438,000	*
Total Internet Software & Services		69,380,892
Semiconductors & Semiconductor Equipment — 5.7%
Integrated Device Technology Inc.	4,200,000	27,972,000	*
MEMC Electronic Materials Inc.	1,700,000	19,142,000	*
Micron Technology Inc.	5,300,000	42,506,000	*
Teradyne Inc.	1,600,000	22,464,000	*
Total Semiconductors & Semiconductor Equipment		112,084,000

See Notes to Financial Statements.

14	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Capital Management Opportunity Trust

Security			Shares	Value
Software — 3.9%
CA Inc.			1,350,000	$32,994,000
Red Hat Inc.			950,000	43,367,500	*
Total Software				76,361,500
Total Information Technology				367,071,392
Investment Funds — 4.8%
AP Alternative Assets, LP			3,750,000	33,112,500	(e)(f)
Aston Capital Partners, LP			25,000,000	21,087,500	(d)(e)(f)
Pangaea One, LP			35,426,574	38,962,146	(a)(d)(e)(f)
Total Investment Funds				93,162,146
Materials — 0.5%
Chemicals — 0.5%
Innospec Inc.			535,573	10,925,689	*
Telecommunication Services — 9.6%
Wireless Telecommunication Services — 9.6%
Clearwire Corp., Class A Shares			5,800,000	29,870,000	*
NII Holdings Inc.			1,550,000	69,223,000	*(c)
Sprint Nextel Corp.			21,200,000	89,676,000	*(b)(c)
Total Telecommunication Services				188,769,000
Utilities — 4.3%
Independent Power Producers & Energy Traders — 4.3%
AES Corp.			6,900,000	84,042,000	*(c)
Total Common Stocks (Cost — $1,766,502,529)				2,017,474,289

Convertible Preferred Stocks — 1.8%
Information Technology — 1.8%
Internet Software & Services — 1.8%
Ning Inc.			7,796,420	29,626,396	(a)(d)(e)(f)
Sermo Inc. Series C Cv.			2,783,874	5,010,973	(a)(d)(e)(f)
Total Convertible Preferred Stocks (Cost — $50,000,000)				34,637,369

Rate		Maturity Date	Face Amount
Corporate Bonds & Notes — 0.1%
Information Technology — 0.1%
Internet Software & Services — 0.1%
Sermo Bridge Loan (Cost — $1,222,445)	1.000%	1/1/49	$1,222,445	1,222,445	(a)(d)(e)(f)

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	15

Legg Mason Capital Management Opportunity Trust

Security		Expiration Date	Warrants	Value
Warrants — 3.9%
Bank of America Corp.		1/16/19	6,400,000	$45,696,000	*
JPMorgan Chase and Co.		10/28/18	2,200,000	31,790,000	*
Total Warrants (Cost — $78,171,190)				77,486,000
Total Investments before Short-term Investments (Cost — $1,895,896,164)				2,130,820,103

	Rate	Maturity Date	Face Amount
Short-term Investments — 0.9%
Repurchase Agreements — 0.9%
Bank of America repurchase agreement dated 12/31/10; Proceeds at maturity — $8,467,060; (Fully collateralized by U.S. government agency obligations, 0.260% due 11/18/11; Market value — $8,637,499)	0.110%	1/3/11	8,466,982	8,466,982
Goldman Sachs & Co. repurchase agreement dated 12/31/10; Proceeds at maturity — $8,467,074; (Fully collateralized by U.S. government agency obligations, 0.150% due 11/9/11; Market value — $8,651,004)	0.130%	1/3/11	8,466,982	8,466,982
Total Short-term Investments (Cost — $16,933,964)				16,933,964
Total Investments — 109.9% (Cost — $1,912,830,128#)				2,147,754,067
Liabilities in Excess of Other Assets — (9.9)%				(193,765,906)
Total Net Assets — 100.0%				$1,953,988,161

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2010, the total market value of Affiliated Companies was $351,201,765, and the cost was $411,095,904.

(b)	All or a portion of this security is pledged to cover future purchase commitments at December 31, 2010.

(c)	All or a portion of this security is pledged to cover forward foreign currency contracts.

(d)	Illiquid security.

(e)	Restricted Security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is $1,933,812,937.

See Notes to Financial Statements.

16	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments in unaffiliated securities, at value (Cost — $1,501,734,224)	$1,796,552,302
Investments in affiliated securities, at value (Cost — $411,095,904)	351,201,765
Cash	1,116
Unrealized appreciation on forward foreign currency contracts	5,202,859
Dividends and interest receivable	1,373,470
Receivable for Fund shares sold	1,224,541
Total Assets	2,155,556,053

Liabilities:
Loan payable (Note 6)	188,000,000
Payable for Fund shares repurchased	6,191,401
Unrealized depreciation on forward foreign currency contracts	2,928,814
Investment management fee payable	1,279,802
Distribution fees payable	1,196,303
Interest payable	832,083
Directors’ fees payable	2,104
Accrued expenses	1,137,385
Total Liabilities	201,567,892
Total Net Assets	$1,953,988,161

Net Assets:
Par value (Note 7)	$173,797
Paid-in capital in excess of par value	3,707,826,575
Undistributed net investment income	7,210,165
Accumulated net realized loss on investments and foreign currency transactions	(1,998,420,360)
Net unrealized appreciation on investments and foreign currencies	237,197,984
Total Net Assets	$1,953,988,161

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	17

Shares Outstanding:
Class A	8,517,380
Class C	123,225,857
Class R	1,454,826
Class FI	2,034,315
Class I	38,564,883

Net Asset Value:
ClassA (and redemption price)	$11.18
ClassC*	$11.02
ClassR (and redemption price)	$11.47
ClassFI (and redemption price)	$11.56
ClassI (and redemption price)	$11.94
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$11.86

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Dividends from unaffiliated investments	$14,283,340
Dividends from affiliated investments	7,277,788
Interest	457,408
Total Investment Income	22,018,536

Expenses:
Investment management fee (Note 2)	15,072,842
Distribution fees (Notes 2 and 5)	14,240,763
Interest expense (Note 6)	3,339,909
Transfer agent fees (Note 5)	1,806,615
Legal fees	210,954
Custody fees	176,948
Directors’ fees	137,714
Registration fees	96,968
Shareholder reports	62,089
Audit and tax	59,629
Miscellaneous expenses	138,276
Total Expenses	35,342,707
Less: Compensating balance arrangements (Note 1)	(212)
Net Expenses	35,342,495
Net Investment Loss	(13,323,959)

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	50,200,597	*
Foreign currency transactions	12,304,276
Net Realized Gain	62,504,873
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	245,107,195
Foreign currencies	2,274,045
Change in Net Unrealized Appreciation (Depreciation)	247,381,240
Net Gain on Investments and Foreign Currency Transactions	309,886,113
Increase in Net Assets From Operations	$296,562,154

*	Includes $31,920,944 of net realized loss on the sale of shares of Affiliated Companies.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	19

Statements of changes in net assets

For the Year Ended December 31,	2010	2009

Operations:
Net investment loss	$(13,323,959)	$(2,671,384)
Net realized gain (loss)	62,504,873	(413,809,984)
Change in net unrealized appreciation (depreciation)	247,381,240	1,340,469,582
Increase in Net Assets From Operations	296,562,154	923,988,214

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	235,549,914	250,669,538
Cost of shares repurchased	(542,003,239)	(446,305,193)
Decrease in Net Assets From Fund Share Transactions	(306,453,325)	(195,635,655)
Increase (Decrease) in Net Assets	(9,891,171)	728,352,559

Net Assets:
Beginning of year	1,963,879,332	1,235,526,773
End of year*	$1,953,988,161	$1,963,879,332
* Includes undistributed net investment income of:	$7,210,165	$6,142,703

See Notes to Financial Statements.

20	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Statement of cash flows

For the Year Ended December 31, 2010

Cash Flows Provided (used) by Operating Activities:
Interest and dividends received	$21,176,843
Operating expenses paid	(32,204,743)
Interest paid	(3,137,227)
Net sales and maturities of short-term investments	11,159,885
Realized gain on foreign currency transactions	12,304,276
Net change in unrealized appreciation on foreign currencies	2,274,045
Purchases of long-term investments	(626,555,099)
Proceeds from disposition of long-term investments	919,038,077
Change in receivable/payable for open forward currency contracts	(2,274,045)
Net Cash Provided By Operating Activities	301,782,012

Cash Flows Provided (used) by Financing Activities:
Payments on shares redeemed	$(304,782,013)
Proceeds from loan	3,000,000
Net Cash Used By Financing Activities	(301,782,013)
Net Decrease in Cash	(1)
Cash, Beginning of year	1,117
Cash, End of year	$1,116

Reconciliation of Increase in Net Assets From Operations to Net Cash Flows Provided (used) by Operating Activities:
Increase in net assets from operations	$296,562,154
Increase in investments, at value	(13,897,851)
Decrease in payable for securities purchased	(402,500)
Increase in interest and dividends receivable	(841,693)
Decrease in receivable for securities sold	22,635,422
Decrease in payable for open forward currency contracts	(2,274,045)
Increase in interest payable	202,682
Decrease in accrued expenses	(202,157)
Total Adjustments	5,219,858
Net Cash Flows Provided By Operating Activities	$301,782,012

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	21

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2010	2009[2]

Net asset value, beginning of year	$9.52	$4.89

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.01
Net realized and unrealized gain	1.68	4.62
Total income from operations	1.66	4.63

Net asset value, end of year	$11.18	$9.52
Total return[3]	17.44%	94.68%

Net assets, end of year (000s)	$95,232	$85,327

Ratios to average net assets:
Gross expenses	1.31%	1.41%[4]
Gross expenses, excluding interest expense	1.14	1.27	[4]
Net expenses[5]	1.31	1.41	[4]
Net expenses, excluding interest expense[5]	1.14	1.27	[4]
Net investment income (loss)	(0.20)	0.14	[4]

Portfolio turnover rate	29%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1,2]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.45	$5.16	$16.86	$18.94	$16.72

Income (loss) from operations:
Net investment loss	(0.10)	(0.03)	(0.10)	(0.19)	(0.06)
Net realized and unrealized gain (loss)	1.67	4.32	(10.01)	(0.11)	2.30
Total income (loss) from operations	1.57	4.29	(10.11)	(0.30)	2.24

Less distributions from:
Net investment income	—	—	(0.00) [3]	—	—
Net realized gains	—	—	(1.59)	(1.78)	(0.02)
Total distributions	—	—	(1.59)	(1.78)	(0.02)

Net asset value, end of year	$11.02	$9.45	$5.16	$16.86	$18.94
Total return[4]	16.61%	83.14%	(65.49)%	(1.57)%	13.41%

Net assets, end of year (000s)	$1,357,924	$1,423,839	$984,198	$4,632,504	$4,722,622

Ratios to average net assets:
Gross expenses	2.08%	2.05%	2.22%	2.36%	2.25%
Gross expenses, excluding interest expense	1.92	1.92	1.95	1.99	1.91
Net expenses[5]	2.08	2.05	2.22	2.36	2.25
Net expenses, excluding interest expense[5]	1.92	1.92	1.95	1.99	1.91
Net investment loss	(0.97)	(0.41)	(0.86)	(0.93)	(0.37)

Portfolio turnover rate	29%	25%	52%	44%	14%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	23

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares	2010[1]	2009[1]	2008[1]	2007[1]	2006[2]

Net asset value, beginning of year	$9.80	$5.33	$17.27	$19.28	$19.37

Income (loss) from operations:
Net investment income (loss)	(0.06)	(0.01)	(0.11)	0.05	—
Net realized and unrealized gain (loss)	1.73	4.48	(10.24)	(0.28)	—
Total income (loss) from operations	1.67	4.47	(10.35)	(0.23)	—

Less distributions from:
Net realized gains	—	—	(1.59)	(1.78)	(0.09)
Total distributions	—	—	(1.59)	(1.78)	(0.09)

Net asset value, end of year	$11.47	$9.80	$5.33	$17.27	$19.28
Total return[3]	17.04%	83.86%	(65.32)%	(1.18)%	(0.47)%

Net assets, end of year (000s)	$16,682	$15,249	$6,810	$11,535	$10

Ratios to average net assets:
Gross expenses	1.67%	1.71%	1.88%	2.36%	1.69%[4]
Gross expenses, excluding interest expense	1.50	1.57	1.62	2.02	—	[4,5]
Net expenses[6]	1.67	1.71	1.88	2.36	1.69	[4]
Net expenses, excluding interest expense[6]	1.50	1.57	1.62	2.02	—	[4,5]
Net investment income (loss)	(0.56)	(0.08)	(0.95)	0.24	(1.34)	[4]

Portfolio turnover rate	29%	25%	52%	44%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Amount represents less than 0.01%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.86	$5.37	$17.33	$19.28	$16.90

Income (loss) from operations:
Net investment income (loss)	(0.04)	0.01	0.05	(0.03)	0.05
Net realized and unrealized gain (loss)	1.74	4.48	(10.42)	(0.14)	2.35
Total income (loss) from operations	1.70	4.49	(10.37)	(0.17)	2.40

Less distributions from:
Net realized gains	—	—	(1.59)	(1.78)	(0.02)
Total distributions	—	—	(1.59)	(1.78)	(0.02)

Net asset value, end of year	$11.56	$9.86	$5.37	$17.33	$19.28
Total return[3]	17.24%	83.61%	(65.20)%	(0.87)%	14.21%

Net assets, end of year (000s)	$23,527	$32,355	$20,483	$1,705,269	$1,404,852

Ratios to average net assets:
Gross expenses	1.46%	2.37%	1.50%	1.67%	1.54%
Gross expenses, excluding interest expense	1.29	2.24	1.23	1.30	1.19
Net expenses[4]	1.46	1.59 [5]	1.50	1.67	1.54
Net expenses, excluding interest expense[4]	1.29	1.46 [5]	1.23	1.30	1.19
Net investment income (loss)	(0.36)	0.07	0.38	(0.16)	0.27

Portfolio turnover rate	29%	25%	52%	44%	14%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	25

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.14	$5.47	$17.59	$19.48	$17.02

Income (loss) from operations:
Net investment income	0.01	0.05	0.02	0.03	0.12
Net realized and unrealized gain (loss)	1.79	4.62	(10.55)	(0.14)	2.36
Total income (loss) from operations	1.80	4.67	(10.53)	(0.11)	2.48

Less distributions from:
Net realized gains	—	—	(1.59)	(1.78)	(0.02)
Total distributions	—	—	(1.59)	(1.78)	(0.02)

Net asset value, end of year	$11.94	$10.14	$5.47	$17.59	$19.48
Total return[3]	17.75%	85.37%	(65.15)%	(0.55)%	14.58%

Net assets, end of year (000s)	$460,623	$407,109	$224,036	$979,708	$650,376

Ratios to average net assets:
Gross expenses	1.01%	0.99%	1.18%	1.32%	1.20%
Gross expenses, excluding interest expense	0.84	0.86	0.91	0.96	0.86
Net expenses[4]	1.01	0.99	1.18	1.32	1.20
Net expenses, excluding interest expense[4]	0.84	0.86	0.91	0.96	0.86
Net investment income	0.12	0.63	0.15	0.16	0.71

Portfolio turnover rate	29%	25%	52%	44%	14%

[1]	On October 5, 2009, Institutional shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

26	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Opportunity Trust (“Fund”), is a separate non-diversified series of Legg Mason Investment Trust, Inc. (the “Corporation”). The Corporation, a Maryland corporation is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at last quoted bid prices provided by an independent pricing service, that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$659,209,101	—	$2,631,500	$661,840,601
Investment funds	—	$33,112,500	60,049,646	93,162,146
Other common stocks	1,262,471,542	—	—	1,262,471,542
Convertible preferred stocks	—	—	34,637,369	34,637,369
Corporate bonds & notes	—	—	1,222,445	1,222,445
Warrants	77,486,000	—	—	77,486,000
Total long-term investments	$1,999,166,643	$33,112,500	$98,540,960	$2,130,820,103
Short-term investments†	—	16,933,964	—	16,933,964
Total investments	$1,999,166,643	$50,046,464	$98,540,960	$2,147,754,067
Other financial instruments:
Forward foreign currency contracts	—	$5,202,859	—	5,202,859
Total	$1,999,166,643	$55,249,323	$98,540,960	$2,152,956,926
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$2,928,814	—	2,928,814

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks	Convertible Preferred Stocks	Corporate Bonds & Notes	Total
Balance as of December 31, 2009	$108,422,860	$69,721,259	$1,194,085	$179,338,204
Accrued premiums/discounts	—	—	—	—
Realized gain(loss)[1]	(50,000,006)	—	—	(50,000,006)
Change in unrealized appreciation (depreciation)[2]	57,044,953	(35,083,890)	—	21,961,063
Net purchases (sales)	(3,411,661)	—	28,360	(3,383,301)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(49,375,000)	—	—	(49,375,000)
Balance as of December 31, 2010	$62,681,146	$34,637,369	$1,222,445	$98,540,960
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$8,860,077	$(35,083,890)	—	$(26,223,813)

28	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Notes to financial statements (cont’d)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contracts to attempt to increase the Fund’s return and to hedge some of the overall market volatility in the market and the Fund. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	29

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended December 31, 2010, the Fund did not receive any commission rebates.

(f) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued in accordance with procedures approved by the Board of Directors in absence of readily ascertainable market values.

Security	Number of Units/ Shares/ Interest	Acquisition Date(s)		Cost	Fair Value at 12/31/10	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
AP Alternative Assets, LP	3,750,000	6/06		$75,000,000	$33,112,500	$8.83	1.69%	$262,500	—
Aston Capital Partners, LP	25,000,000	11/05		25,000,000	21,087,500	0.84	1.08	—	—
Domus Co. Investment Holdings LLC	95,000,000	4/07		95,000,000	2,631,500	0.03	0.13	—	—
Ning Inc.	7,796,420	7/07		25,000,000	29,626,396	3.80	1.52	—	—
Pangaea One, LP	35,426,574	—	[1]	35,426,574	38,962,146	1.10	1.99	5,807,065	$32,386,889	*
Sermo Inc., Series C, Preferred	2,783,874	8/07		25,000,000	5,010,973	1.80	0.26	—	—
Sermo Inc., Convertible Demand Note	1,222,445	—	[2]	1,222,445	1,222,445	1.00	0.06	—	—
				$281,649,019	$131,653,460		6.73%	$6,069,565	$32,386,889

30	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Notes to financial statements (cont’d)

[1]	Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09 and 3/10.

[2]	Acquisition dates were 12/09 and 2/10.

*	In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2010, the Fund had open commitments of $32,386,889.

(g) Illiquid securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the adviser has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the Fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	31

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$61,834,191	—	$(61,834,191)
(b)	(47,442,770)	$47,442,770	—

(a)	Reclassifications are primarily due to a current year and prior year tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of investments in limited partnerships.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with LMM LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, computed daily and payable monthly, at annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Capital Management, Inc. (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Partners Funds Advisor, LLC (“LMPFA”) serves as administrator to the Fund under an administrative services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has

32	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Notes to financial statements (cont’d)

agreed to waive indefinitely all fees payable to it under the agreement. LMM, LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if such shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2010, LMIS and its affiliates received sales charges of approximately $18,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$11,000	$85,000

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$626,152,599
Sales	888,882,227

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$612,693,677
Gross unrealized depreciation	(398,752,547)
Net unrealized appreciation	$213,941,130

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Euro	Goldman Sachs Group Inc.	146,616,280	$195,899,863	2/15/11	$4,100,137
Euro	Goldman Sachs Group Inc.	36,687,016	49,018,986	2/15/11	981,014

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	33

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Euro	Credit Suisse First Boston Inc.	37,332,656	$49,878,292	2/28/11	$121,708
Japanese Yen	Goldman Sachs Group Inc.	8,240,400,000	101,545,068	2/15/11	(1,545,068)
Japanese Yen	Goldman Sachs Group Inc.	4,169,800,000	51,383,746	2/15/11	(1,383,746)
Net unrealized gain on open forward foreign currency contracts					$2,274,045

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$5,202,859

LIABILITY DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$2,928,814

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$12,427,954

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$2,274,045

34	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to sell)	$82,517,744

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, C, R and FI shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C and R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are computed daily and payable monthly.

The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of the average daily net assets of each class, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plans of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

For the year ended December 31, 2010, class specific expenses were as follows:

	Service and Distribution Fees	Transfer Agent Fees
Class A	$236,001	$79,104
Class C	13,853,516	1,498,161
Class R	77,940	29,840
Class FI	73,306	68,954
Class I	—	130,556
Total	$14,240,763	$1,806,615

6. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011.

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	35

Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2010.

The Fund may borrow for investment purposes, also known as “leveraging,” from separate lines of credit totaling $250 million (“Leveraging Credit Agreements”). These 364-day revolving Leverage Credit Agreements mature on March 3, 2011. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreements bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.

For the year ended December 31, 2010, the Fund had average daily borrowings from the Leveraging Credit Agreements of $187,671,233 at an average annual interest rate of 1.76%. As of December 31, 2010, the Fund had $188 million in borrowings outstanding.

7. Capital shares

At December 31, 2010, there were 100,000,000, 650,000,000, 500,000,000, 250,000,000 and 200,000,000 shares authorized at $0.001 par value for the Class A, Class C, Class R, Class FI and Class I, respectively, of the Fund. Each class of shares represents an identical interest and has the same rights except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares		Amount
Class A
Shares sold	2,930,074	$30,730,923	11,963,061	[1]	$65,461,543	[1]
Shares repurchased	(3,377,187)	(33,905,425)	(2,998,568)	[1]	(18,780,484)	[1]
Net increase (decrease)	(447,113)	$(3,174,502)	8,964,493	[1]	$46,681,059	[1]

Class C2
Shares sold	6,258,322	$63,869,581	12,405,360		$78,696,773
Shares repurchased	(33,638,682)	(338,320,951)	(52,561,223)		(319,311,305)
Net decrease	(27,380,360)	$(274,451,370)	(40,155,863)		$(240,614,532)

Class R
Shares sold	414,783	$4,362,928	975,348		$7,179,435
Shares repurchased	(516,568)	(5,341,886)	(696,497)		(5,503,019)
Net increase (decrease)	(101,785)	$(978,958)	278,851		1,676,416

36	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class FI3
Shares sold	863,510	$9,346,529	1,898,098	$13,983,001
Shares repurchased	(2,110,183)	(22,476,997)	(2,432,822)	(15,692,435)
Net decrease	(1,246,673)	$(13,130,468)	(534,724)	$(1,709,434)

Class I3
Shares sold	11,486,262	$127,239,953	10,877,227	$85,348,786
Shares repurchased	(13,081,430)	(141,957,980)	(11,651,781)	(87,017,950)
Net decrease	(1,595,168)	$(14,718,027)	(774,554)	$(1,669,164)

[1]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[2]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[3]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

8. Transactions with affiliated companies

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected by the Fund in shares of such companies for the year ended December 31, 2010:

	Affiliate Mkt Value at 12/31/09	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 12/31/10	Realized Gain/Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Boyd Gaming Corp.[1]		$14,018,955	1,781,695	$1,430,740	100,000		$47,700,000	$(97,741)
Convera Corp.[2]	$1,079,865			19,997,501	4,443,889		—	(19,264,268)
DG FastChannel Inc.[1]		25,888,818	1,600,000				46,208,000
Eastman Kodak Co.	73,428,000	5,380,191	1,300,000	4,897,103	200,000		99,160,000	(3,960,446)
Ellington Financial LLC	47,500,000	20,000,025	888,890			$6,836,112	75,368,913
Fifth Third Bancorp[2]	45,220,000			13,017,170	380,000	1,861,664	—	36,036,128
Market Leader Inc.	9,477,315						7,942,892
Ning Inc.	64,710,286						29,626,396
Pangaea One, LP	33,389,231	2,605,069	N/A	6,016,732	N/A	441,676	38,962,146	5,365,389
Sermo Inc., Series C, Preferred	5,010,973						5,010,973
Sermo Inc., Convertible Demand Note	1,194,085	28,360	28,360				1,222,445

Legg Mason Capital Management Opportunity Trust 2010 Annual Report	37

	Affiliate Mkt Value at 12/31/09	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 12/31/10	Realized Gain/Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Spot Runner Inc.[2]	$3,690,129			$50,000,006	10,250,359		—	$(50,000,006)
	$284,699,884	$67,921,418		$95,359,252		$9,139,452	$351,201,765	$(31,920,944)

[1]	At the beginning of the reporting period, this security did not have affiliate status because the Fund owned less than 5% of the company’s voting securities.

[2]	This company is no longer an affiliated company.

9. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal years ended December 31, 2010 and December 31, 2009.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(1,942,303,777)
Other book/tax temporary differences(a)	(27,923,609)
Unrealized appreciation (depreciation)(b)	216,215,175
Total accumulated earnings (losses) — net	$(1,754,012,211)

*	During the taxable year ended December 31, 2010, the Fund utilized $86,265,502 of its capital loss carryforward available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(1,120,520,337)
12/31/2017	(821,783,440)
$(1,942,303,777)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of limited partnership investments.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

38	Legg Mason Capital Management Opportunity Trust 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Legg Mason Investment Trust, Inc. and to the Shareholders of Legg Mason Capital Management Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Opportunity Trust (the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2011

Legg Mason Capital Management Opportunity Trust	39

Board approval of management and
investment advisory agreements (unaudited)

At its November 2010 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with LMM LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Legg Mason Capital Management, Inc. (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 13, 2010, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager and the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive session held on November 17, 2010.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

40	Legg Mason Capital Management Opportunity Trust

Board approval of management and
investment advisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the Fund’s underperformance during the 3, 5 and 10 years ended June 30, 2010 and noted more recent favorable performance, which resulted in first quintile performance for the one-year ended June 30, 2010. The Board also concluded that the Adviser’s investment style is fundamentally sound and that the Adviser has capable personnel and adequate resources. The Board noted that the Adviser’s investment style is relatively more volatile and was disproportionately negatively impacted by the extreme market and credit conditions in 2008 and 2009. The Board further considered the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps recently taken by the Adviser to improve performance and risk awareness. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

Legg Mason Capital Management Opportunity Trust	41

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (fourth quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2010, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

42	Legg Mason Capital Management Opportunity Trust

Board approval of management and
investment advisory agreements (unaudited) (cont’d)

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Legg Mason Capital Management Opportunity Trust	43

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Capital Management Opportunity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn
Year of birth	1940
Position with Trust	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman
Year of birth	1944
Position with Trust	Lead Independent Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters
Year of birth	1955
Position with Trust	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

44	Legg Mason Capital Management Opportunity Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Trust	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Trust	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Trust	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

Legg Mason Capital Management Opportunity Trust	45

Independent Directors[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Trust	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola
Year of birth	1950
Position with Trust	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

46	Legg Mason Capital Management Opportunity Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director[3]
Mark R. Fetting
Year of birth	1954
Position with Trust	Chairman and Director
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	None
Jennifer W. Murphy
Year of birth	1964
Position with Trust	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Operating Officer of LMM LLC since 1999; President, CEO and Director of Legg Mason Capital Management, Inc. and predecessors since 1998.
Number of funds in fund complex overseen by Director	1
Other directorships held by Director during past five years	None
Executive Officers
R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	President (Acting) and Chief Executive Officer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Legg Mason Capital Management Opportunity Trust	47

Executive Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

48	Legg Mason Capital Management Opportunity Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Directors of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting is considered to be an interested person, as defined in the 1940 Act, of the Trust on the basis of his current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as his ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management

Opportunity Trust

Directors

Mark R. Fetting

Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

LMM, LLC

Investment adviser

Legg Mason Capital Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Opportunity Trust

Legg Mason Capital Management Opportunity Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013155 (8/10) SR11-1326

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,000 in December 31, 2009, $63,961 in December 31, 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2009 and $0 in December 31, 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Investment Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Investment Trust, Inc.(“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,500 in December 31, 2009 and $4,500 in December 31, 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Investment Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Investment Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Investment Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2009 and December 31, 2010; Tax Fees were 100% and 100% for December 31, 2009 and December 31, 2010; and Other Fees were 100% and 100% for December 31, 2009 and December 31, 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Investment Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Investment Trust, Inc. during the reporting period were $314,000 in 2009 and $0 in 2010.

(h) Yes. Legg Mason Investment Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Investment Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President (Acting) and Chief Executive Officer
Legg Mason Investment Trust, Inc.

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President (Acting) and Chief Executive Officer
Legg Mason Investment Trust, Inc.

Date: February 25, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Investment Trust, Inc.

Date: February 25, 2011